RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

Maxim TEP, Inc.
9400 Grogan's Mill Road, Suite 205
The Woodlands, Texas 77380

MAIL TAX STATEMENTS TO:

Baden Enterprises, Inc.
P.O. Box 770071
Steamboat Springs, Colorado 80477

DOCUMENTARY TRANSFER TAX $ Not disclosed
[X] Computed on full value of property conveyed
[ ] or computed on full value less liens and encumbrances remaining at time of sale

James W. Fitch, Assessor – Recorder
Kern County Official Records
Recorded at the request of
Public

PATTI
4/07/2006
12:27 PM

DOC#: 0206086272

Stat Types: 2	Pages: 6
Fees	29.00
Taxes	** Conf **
Others	0.00
PAID	$29.00

THIS SPACE FOR RECORDER'S USE ONLY

THIS PAGE ADDED TO PROVIDE ADEQUATE SPACE FOR RECORDING INFORMATION
(Additional recording fee applies)

TITLE OF DOCUMENT

ASSIGNMENT, CONVEYANCE AND BILL OF SALE

RECEIVED
MAY 8 2006
BY: ac

ASSIGNMENT, CONVEYANCE AND BILL OF SALE

STATE OF CALIFORNIA §
§
COUNTY OF KERN §

MAXIM TEP, INC., a Texas corporation, whose address is 9400 Grogan's Mill Road, Suite 205, The Woodlands, Texas 77380 ("Assignor") for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby bargain, grant, sell, assign, transfer and convey to Baden Enterprises, Inc. whose address is P.O. Box 770071 (USPS), 350 S. Lincoln Avenue, Steamboat Springs, CO 80477 ("Assignee") twenty percent (20%) of all of Assignor's right, title and interest in and to that certain well bore (the "Well Bore") known as the SB 6-7 Well, API 04-030-27992, and twenty percent (20%) of all of Assignor's interest in all surface facilities and casing associated with said Well Bore (the "Equipment") herein assigned located on the following lands subject to the oil and gas lease described on Exhibit A attached hereto and made a part hereof (insofar as and only insofar as such lease relates directly to such Well Bore), this grant being further limited in all respect to assignment from the surface of the ground to a depth 100 feet below the base of the currently anticipated deepest producing interval in the Well Bore:

> 1080 north and 75 feet east from southwest corner of Section 7,
> Township 29 South, Range 22 East (All distances East are
> measured at right angles to the Section line)

The rights, properties and interests being assigned pursuant to this Conveyance, Assignment and Bill of Sale (this "Assignment") being subject to the following:

(a) All presently existing and valid oil, gas and/or mineral leases attributable to the Well Bore (the "Leases") described on Exhibit A, all deeds, unitization, pooling, and/or communitization agreements, declarations and/or orders (including without limitation, all units formed under orders, rules, regulations, or other official acts of any federal, state, or other authority having jurisdiction, and voluntary unitization agreements, designations and/or declarations) relating to the Well Bore, and

(b) All presently existing and valid production and sales contracts, operating agreements, and other agreements and contracts relating to the Well Bore. (The percentage interests being conveyed to Assignee pursuant to the terms of this Assignment in the Well Bore and the Equipment, subject to the Leases, agreements, contracts and interests described in clause (a) and this clause (b) are collectively referred to as the "Interests");

TO HAVE AND TO HOLD SUCH INTERESTS UNTO ASSIGNEE, ITS SUCCESSORS AND ASSIGNS FOREVER.

Assignor agrees to defend title to the Interests against any claims, encumbrances or charges arising by, through or under Assignor, but not otherwise.

BY ACCEPTANCE OF THIS ASSIGNMENT, ASSIGNEE AGREES EXCEPT AS EXPRESSLY SET FORTH IN THAT CERTAIN LETTER AGREEMENT BETWEEN ASSIGNOR AND ASSIGNEE OF EVEN DATE HEREOF ("LETTER AGREEMENT"), TO

ASSUME AND TO PERFORM ANY AND ALL OBLIGATIONS OR LIABILITIES, NOW OR HEREAFTER EXISTING OR THREATENED, WITH RESPECT TO THE INTERESTS, OR ARISING OUT OF OR RELATED TO THE OWNERSHIP, OPERATION, MAINTENANCE, ABANDONMENT, REMOVAL OF ANY EQUIPMENT, FIXTURES, PERSONAL PROPERTY OR OTHER APPURTENANCES, OR TO THE PHYSICAL AND ENVIRONMENTAL CONDITION OF THE WELL BORE, SURFACE, AND SUBSURFACE, AND ANY MIGRATION OF SUBSTANCES OR WASTES PRODUCED IN CONNECTION WITH THE OPERATIONS THEREFROM ("<u>OBLIGATIONS</u>"). ASSIGNEE AGREES TO RELEASE AND DEFEND, INDEMNIFY, AND HOLD SELLER AND ITS OFFICERS, DIRECTORS, EMPLOYEES, CONTRACTORS, CONSULTANTS AND AGENTS FROM, ANY AND ALL CLAIMS, DEMANDS, LOSSES, DAMAGES, PENALTIES, LIABILITY AND EXPENSE (INCLUDING COSTS, INTEREST, AND REASONABLE ATTORNEYS' FEES) ARISING OUT OF OR RELATED TO THE OBLIGATIONS OF ASSIGNEE.

ASSIGNEE ACKNOWLEDGES THAT ASSIGNOR HAS NOT MADE, AND ASSIGNOR HEREBY EXPRESSLY DISCLAIMS AND NEGATES, AND ASSIGNEE HEREBY EXPRESSLY WAIVES, ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE, RELATING TO (a) THE ACCURACY OR COMPLETENESS OF ANY INFORMATION PROVIDED TO ASSIGNEE OR WHETHER ASSIGNEE HAS BEEN PROVIDED ALL INFORMATION IN ASSIGNOR'S POSSESSION RELATING TO THE INTERESTS, (b) PRODUCTION RATES, RECOMPLETION OPPORTUNITIES, DECLINE RATES, GAS BALANCING INFORMATION OR THE QUALITY, QUANTITY OR VOLUME OF THE RESERVES OF HYDROCARBONS, IF ANY, ATTRIBUTABLE TO THE INTERESTS, AND (c) THE ENVIRONMENTAL CONDITION OF THE INTERESTS. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS ASSIGNMENT, ASSIGNOR EXPRESSLY DISCLAIMS AND NEGATES, AND ASSIGNEE HEREBY WAIVES, AS TO PERSONAL PROPERTY, THE WELL BORE, EQUIPMENT, INVENTORY, MACHINERY AND FIXTURES CONSTITUTING A PART OF THE INTERESTS (i) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (ii) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, (iii) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (iv) ANY RIGHTS OF PURCHASERS UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION OR RETURN OF THE PURCHASE PRICE, (v) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM DEFECTS, WHETHER KNOWN OR UNKNOWN, (vi) ANY AND ALL IMPLIED WARRANTIES EXISTING UNDER LAWS, AND (vii) ANY IMPLIED OR EXPRESS WARRANTY REGARDING ENVIRONMENTAL LAWS, THE RELEASE OF MATERIALS INTO THE ENVIRONMENT, OR PROTECTION OF THE ENVIRONMENT, SAFETY, HEALTH OR THE PROTECTION OF NATURAL RESOURCES, IT BEING THE EXPRESS INTENTION OF ASSIGNEE AND ASSIGNOR THAT THE INTERESTS, INCLUDING ALL PERSONAL PROPERTY, EQUIPMENT, INVENTORY, MACHINERY AND FIXTURES INCLUDED IN THE INTERESTS, SHALL BE CONVEYED TO ASSIGNEE, AND ASSIGNEE SHALL ACCEPT SAME, "AS IS", "WHERE IS", WITH ALL FAULTS AND IN THEIR PRESENT CONDITION AND STATE OF REPAIR. ASSIGNEE REPRESENTS TO ASSIGNOR THAT ASSIGNEE HAS MADE, WILL MAKE, HAS CAUSED TO BE MADE OR WILL CAUSE TO BE MADE SUCH INSPECTIONS WITH RESPECT TO THE INTERESTS AS ASSIGNEE DEEMS

APPROPRIATE. ASSIGNOR AND ASSIGNEE AGREE THAT, TO THE EXTENT REQUIRED BY LAWS TO BE EFFECTIVE, THE DISCLAIMERS OF CERTAIN WARRANTIES CONTAINED IN THIS PARAGRAPH ARE "CONSPICUOUS" DISCLAIMERS FOR THE PURPOSES OF ANY LAWS.

This Assignment is subject to the terms and conditions of the Letter Agreement, the terms and conditions of which are incorporated herein by reference.

This Assignment and the rights and obligations of Assignee hereunder may not be assigned without the prior written consent of Assignor which consent shall not be unreasonably withheld. Any assignment made without Assignor's consent shall be deemed void. All obligations and liabilities of Assignee provided for herein or in the Letter Agreement shall be joint and several.

Dated and delivered this 31st day of August, 2005, effective for all purposes as of 7:00 a.m., PST, as of the Effective Time.

MAXIM TEP, INC.

By: [signature]
Name: Dan Williams
Title: President and CEO

BADEN ENTERPRISES, INC.

Signature: [signature]
Name: Stephan G. Baden
Title: President

THE STATE OF TEXAS §
§
COUNTY OF MONTGOMERY §

This instrument was acknowledged before me this 1st day of September 2005, by Dan Williams, known to me on behalf of said corporation.

DONDRAY MAUZ
Notary Public, State of Texas
My Commission Expires
March 18, 2009

[signature]
Notary Public, State of Texas
DONDRAY MAUZ
Printed Name of Notary
My Commission expires: 3-18-09

THE STATE OF TX §
§
COUNTY OF Montgomery §

This instrument was acknowledged before me this 1st day of September 2005, by Stephan Baden, known to me

DONDRAY MAUZ
Notary Public, State of Texas
My Commission Expires
March 18, 2009

[signature]
Notary Public, State of Texas
DONDRAY MAUZ
Printed Name of Notary
My Commission expires: 3-18-09

EXHIBIT A

LEASES

Oil and Gas Lease made and entered into July 15, 2003, by and between California Minerals, L.P., a Texas limited partnership, the sole general partner of which is PPPCO-California Mineral LLC, a Texas limited liability company, "Lessor", whose address is 1 Houston Center, 1221 McKinney, Suite 3700, Houston, Texas, 77010, and Nahabedian Exploration Group, LLC, a California limited liability company, "Lessee", whose address is 214 Aliso Street, Ojai, California 93023, recorded by James W. Fitch, Assessor – Recorder, Kern County Official Records, Document # 0203199407, dated September 19, 2003.

STATEMENT OF TAX DUE UNDER PROVISIONS OF THE DOCUMENTARY TRANSFER TAX ACT
Revenue and Taxation Code 11932

AND

REQUEST THAT AMOUNT OF TAX DUE NOT BE MADE A PART OF THE PERMANENT RECORD

FOR RECORDER'S USE ONLY

TO: *James W. Fitch*
Kern County Assessor-Recorder

The tax due pursuant to the provisions of the Documentary Transfer Tax Act on the deed, transfer, or conveyance from the following Grantor(s) or Lessor(s):

Maxim TEP, Inc.

to the following Grantee(s) or Lessee(s):

Baden Enterprises, Inc.

of the following briefly described real property (include APN numbers):
Well Bore: 1080 feet North and 75 feet East from the Southwest corner of Section 7, Township 29 South, Range 22 East, Kern County, CA.
APN. 99-23-14 Ptn.

amounts to: $ 550.00

(Check one)
☒ Computed on full value, or
☐ Computed on full value, less liens and encumbrances

Date: 4-3-06

Signature: [signature]

After the permanent record is made, a copy of this document will be attached to the conveying document and returned to the party entitled thereto. This document will be placed on file for auditing purposes.